o   105 *SA1

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                           SHARE CLASS REDESIGNATION
                           Effective January 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN'S AGE HIGH INCOME FUND
                              DATED OCTOBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II.  The first sentence of the second paragraph on the cover is revised to read:

     This SAI describes the fund's Class A, B and C shares.

III. The following is added to the "Officers and Trustees" section:

     As of November 25, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 207,719 Class A shares and 268,886 Advisor Class shares, or less than 1% and 2.25%, respectively, of the total outstanding Class A and Advisor Class shares of the fund.

IV. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

V. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

VI.  In  the  section   "The  Rule  12b-1   Plans,"   found  under  "The  Fund's
     Underwriter,"

     (a) the first sentence is replaced with the following:

     Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

     (b) the  following  paragraphs  are added  after the  section  "The Class I
     Plan":

     THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.50% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

     The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

     (c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VII. Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

     As of November 25, 1998, the principal shareholders of the fund, beneficial or of record, were as follows:

                                             SHARE
     NAME AND ADDRESS                        AMOUNT                PERCENTAGE
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     ADVISOR CLASS

     FTTC TTEE For ValuSelect                986,243                  8.25%
     Franklin Resources PSP
     Attn: Trading
     P.O. Box 2438
     Rancho Cordova, CA 95741-2438

     Andrew R. Johnson                       949,304                  7.94%
     P.O. Box 370100
     3101
     Las Vegas, NV 89137-0100

     J C Bradford CO Cust FBO                752,276                  6.29%
     Patten Seed Company
     330 Commerce St.
     Nashville, TN 37201-1809

     FTC & CO                              1,563,807                 13.08%
     C/O Datalynx 133
     P.O. Box 1737336
     Denver, CO 80217-3736


VIII.In the "Useful Terms and  Definitions"  section,  the definitions of "Class
     I, Class II and Advisor Class" and "Offering Price" are replaced with the following:

     CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B," "Class C" and "Advisor Class." The four classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.



                Please keep this supplement for future reference.